Exhibit 99

Fourth Amendment to Credit Agreement


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and effective as of March ___, 2003, by and among COMPUDYNE CORPORATION (the "Borrower"), the GUARANTORS party to this Fourth Amendment and the Credit Agreement referred to below (collectively, the "Guarantors"), the BANKS party to this Fourth Amendment and the Credit Agreement referred to below (collectively and together with the Agent, the "Banks") and PNC BANK, NATIONAL ASSOCIATION, individually and in its capacity as agent for the Banks under the Credit Agreement referred to below (hereinafter referred to in such capacity as the "Agent").

                                WITNESSETH:

     WHEREAS, reference is made to (i) that certain Credit Agreement dated November 16, 2001, as amended by that First Amendment to Credit Agreement dated as of December 19, 2001, that Second Amendment to Credit Agreement dated as of April 22, 2002 and that Third Amendment to Credit Agreement dated and effective as of September 30, 2002, by and among the Borrower, the Guarantors party thereto, the Banks party thereto and the Agent (as the same may be further amended, restated, supplemented or modified from time to time, the "Credit Agreement") pursuant to which the Banks made available to the Borrower a $30,000,000 revolving credit facility (including a $6,000,000 letter of credit subfacility and a $2,000,000 swing line of credit) and a $5,000,000 term loan, and (ii) those Notes of the Borrower evidencing its obligations under the Credit Agreement and the Loan Documents, comprised of a $3,000,000 Amended and Restated Term Note dated December 19, 2001, an $18,000,000 Second Amended and Restated Revolving Credit Note dated April 22, 2002, a $2,000,000 Term Note dated December 19, 2001, a $12,000,000 Amended and Restated Revolving Credit Note dated April 22, 2002 and a $2,000,000 Swing Line Note dated November 16, 2001 (collectively, the "Notes");

     WHEREAS, the Borrower, the Guarantors, the Banks and the Agent desire to further amend the Credit Agreement to increase the amount of the letter of credit subfacility under the revolving credit facility, modify certain principal "step-down" provisions with respect to the revolving credit facility limits, modify certain financial covenants and modify the pricing grid applicable to the loans; and

     WHEREAS, the Agent and the Banks desire to provide a waiver of certain covenant defaults by Borrower as of December 31, 2002.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:



1. Amendments to Credit Agreement. The Credit Agreement is amended as set forth in Exhibit A. Any and all references to the Credit Agreement in any of the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby. Any initially capitalized terms used in this Fourth Amendment without definition shall have the meanings assigned to those terms in the Credit Agreement.

2. Incorporation into Credit Agreement. This Fourth Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Fourth Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document, the terms and provisions hereof shall control.

3. Representations. The Borrower and the Guarantors hereby represent and warrant that (a) all of their respective representations and warranties in the Loan Documents are true and correct as of the date hereof, (b) no default or Event of Default exists under any Loan Document that is not waived or corrected by this Fourth Amendment, and (c) this Fourth Amendment has been duly authorized, executed and delivered and constitutes their legal, valid and binding obligations, enforceable in accordance with its terms.

4. Collateral Confirmation. The Borrower and the Guarantors hereby confirm that any collateral for the Obligations, including but not limited to liens, security interests, mortgages, and pledges granted by the Borrower, the Guarantors or third parties (if applicable), shall continue unimpaired and in full force and effect.

5. Guarantor Reaffirmation. The Guarantors hereby affirm, acknowledge and agree that their respective guaranty agreements continue in full force and effect with respect to the Obligations, as modified and amended by this Fourth Amendment, and that none of the Guarantors has any defense, offset or counterclaim to full performance and observance of their respective liabilities under the guaranty agreements as reaffirmed hereby. Each Guarantor hereby acknowledges and affirms that it has and will continue to realize tangible and significant direct economic benefit from the transactions described in the Credit Agreement, as amended hereby, the Notes and the other Loan Documents and hereby irrevocably and unconditionally acknowledge the receipt of good and valuable consideration for the execution and delivery of their respective guaranty agreements.

6.   Release of Agent and Banks.   As additional consideration for the
Agent's and the Banks' entering into this Fourth Amendment, the Borrower and each Guarantor hereby fully and unconditionally releases and forever discharges the Agent and the Banks, their respective agents, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns and all persons, firms, corporations and organizations acting on any of their respective behalves (the "Released Parties") of and from any and all claims, liabilities, demands, obligations, damages, losses, actions and causes of action whatsoever which the Borrower or any Guarantor may now have or claim to have against the Agent or any Bank or any other Released Parties as of the date hereof, whether presently known or unknown and of any nature and extent whatsoever, including, without limitation, on account of or in any way affecting, concerning or arising out of or founded upon the Credit Agreement, this Fourth Amendment or any of the Loan Documents, including but not limited to all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to and including the date hereof, including but not limited to, the administration or enforcement of the Loans, the Notes, the Obligations or any of the Loan Documents. The obligations of the Borrower and the Guarantors under the Loan Documents and this Fourth Amendment shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by:

          (i) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Fourth Amendment, any Loan Document, any document relating to or evidencing any of the Agent's or any Bank's liens or applicable law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect thereof; or

          (ii) any other act or thing or omission or delay to do any other act or thing which could operate to or as a discharge of the Borrower or any Guarantor as a matter of law, other than payment in full of all Obligations, including but not limited to all obligations under the Loan Documents and this Fourth Amendment.

The Borrower and each of the Guarantors further agrees to indemnify and hold the Agent and the Banks and their respective officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys' fees) suffered by or rendered against the Agent or the Banks, or any of them, on account of any claims arising out of or relating to the Obligations. The Borrower and each of the Guarantors further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

     7. Counterparts. This Fourth Amendment may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

     8. Binding Effect. This Fourth Amendment will be binding upon and inure to the benefit of the Borrower, the Guarantors, the Banks and the Agent and their respective heirs, executors, administrators, successors and assigns.


     9.   Additional Conditions and Covenants.   The following agreements
and covenants constitute additional and substantial consideration for the Banks' agreement to effect the amendments to the Credit Agreement set forth herein:

               (a) The Borrower shall pay an amendment fee to the Agent, for the pro rata benefit of the Banks, in the amount of $60,000.00.

               (b) The Borrower shall reimburse the Agent for its out of pocket fees and expenses incurred in connection with this Amendment, including, without limitation, its attorney fees and expenses.

               (c) The Borrower and the Guarantors shall reimburse the Bank for its costs and expenses incurred in connection with a field examination and audit of the Borrower, the Guarantors and the Banks' collateral under the Loan Documents to be performed by the Agent and its agents, employees, contractors and/or representatives upon reasonable notice to the
                    Borrower.   The Borrower and the Guarantors hereby
                    acknowledge and agree that such field examination and audit rights are included within the visitation and inspection provisions of Section 8.1.6 and the expense indemnification provisions of Section 11.3 of the Credit Agreement, and that other such audits and examinations may be conducted at any time or times hereafter pursuant to such Sections.

               (d) The Borrower and the Guarantors shall execute such reaffirmation documents and other documents, instruments and agreements that the Agent may request from time to time in order to evidence, ratify and affirm its obligations under the Credit Agreement and the other Loan Documents and the security interests, liens and pledges effected thereby.

               (e) As an additional affirmative covenant under the Credit Agreement, not later than June 30, 2003, the Borrower shall: (i) incur additional Indebtedness subordinate to the Loans in payment and permitted lien priority and otherwise on terms and pursuant to arrangements satisfactory to the Required Banks, which arrangements shall include, without limitation, that (A) the terms of such subordinated Indebtedness not impose more restrictive covenants than those set forth in the Loan Documents, and (B) the final maturity of such subordinated Indebtedness be on a date not earlier than the latest maturity date for any of the Loans under any of the Loan Documents;
                    or (ii) complete an equity offering or other capital infusion transaction on terms and conditions acceptable to the Required Banks (each, a "Subordinated Cash Event"), in either case in a net amount of not less than $7,000,000.00. The proceeds of the Subordinated Cash Event shall be paid to the Agent for pro rata application against, first, the Term Loans and, next, the outstanding balance of the Revolving Credit Commitments of the Banks, which shall serve to reduce the amount of each Bank's Revolving Credit Commitment in an amount equal to such pro rata application. Failure to complete the required Subordinated Cash Event shall constitute an Event of Default under the Credit Agreement to which no notice or cure rights shall be applicable, and shall be treated for all purposes as a default described in Section 9.2.1 of the Credit Agreement.

     10. Limited Default Waiver by Banks. By execution of this Fourth Amendment, the Borrowers and Guarantors acknowledge that the Borrower's failure to comply as of December 31, 2002, with the following Sections of the Credit Agreement constitutes Events of Default under the Credit Agreement (the "Fourth Quarter 2002 Events of Default"): (i) Section 8.2.16, setting forth a Minimum Fixed Charge Coverage Ratio covenant; and
(ii) Section 8.2.17, setting forth a Maximum Leverage Ratio covenant
(jointly, the "Defaulted Covenants").   In consideration of the
Borrower's and the Guarantors' covenants and agreements set forth in this Fourth Amendment, the Banks hereby grant a waiver of the Fourth Quarter 2002 Events of Default. This waiver (the "Waiver") represents a waiver of compliance with the Defaulted Covenants only as of the fiscal quarter ended December 31, 2002, and does not represent a continuing waiver or any waiver of future covenant compliance. Except as expressly described above, the Waiver shall not constitute (a) a modification, alteration, release or waiver of any of the terms, conditions or covenants of the Credit Agreement or any of the Loan Documents, all of which remain in full force and effect and are hereby ratified and affirmed, or (b) a waiver, release or limitation upon any of the Banks' exercise of any of their respective rights and remedies thereunder, all of which are hereby expressly reserved. The Waiver shall not relieve or release the Borrower or any of the Guarantors in any way from any of their respective duties, obligations, covenants or agreements under the Credit Agreement or the other Loan Documents or from the consequences of any Events of Default thereunder, except as expressly described above. The Waiver shall not obligate the Banks, or be construed to require the Banks, to waive any other Event of Default or defaults, whether now existing or which may occur after the date of this Fourth Amendment.

     11. Representation by Counsel. The Borrower and each Guarantor represents and warrants that it is represented by legal counsel of its choice and that its counsel has had the opportunity to review this Fourth Amendment, that it is fully aware of the terms contained herein and that it has voluntarily and without coercion or duress of any kind or nature whatsoever entered into this Fourth Amendment. The provisions of this Fourth Amendment shall survive the execution and delivery of this Fourth Amendment.

     12. LIMITATION ON DAMAGES. NEITHER THE AGENT, ANY BANK NOR ANY AGENT OR ATTORNEY FOR OR OF THE AGENT OR ANY BANK SHALL BE LIABLE TO THE BORROWER OR ANY GUARANTOR FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THE ESTABLISHMENT, ADMINISTRATION OR COLLECTION OF THE OBLIGATIONS, AS DEFINED IN ANY LOAN DOCUMENT OR THE ACTION OR INACTION OF THE AGENT OR ANY BANK OR THE BORROWER OR ANY GUARANTOR UNDER THIS FOURTH AMENDMENT OR ANY LOAN DOCUMENT OR OTHERWISE.

     13. Ratification of Loan Documents. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged and in full force and effect, and are hereby ratified and affirmed. Except as expressly provided herein, this Fourth Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default thereunder, or a waiver or release of any of the Banks' rights and
remedies (all of which are hereby reserved).   The Borrower and each of
the Guarantors expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents as if set forth herein in their entirety as of the date hereof.


               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                   [SIGNATURE PAGE IMMEDIATELY FOLLOWS]


     WITNESS the due execution hereof as of the day and year first above written.



COMPUDYNE CORPORATION,
a Nevada corporation


By:
Title:  CFO-Treasurer


CORRLOGIC, INC.,
a Nevada corporation


By:
Title: Vice President


FIBER SENSYS, INC.,
an Oregon corporation

By:
Title: Vice President


NEW TIBURON, INC.,
a Virginia corporation

By:
Title: Vice President


NORMENT SECURITY GROUP,
INC.,
a Delaware corporation

By:
Title: Vice President


NORSHIELD CORPORATION,
an Alabama corporation

By:
Title: Vice President


QUANTA SYSTEMS
CORPORATION,
a Connecticut corporation

By:
Title:


SYSCO SECURITY SYSTEMS, INC.,
a Nevada corporation

By:
Title: Vice President


PNC BANK, NATIONAL
ASSOCIATION,
as a Bank and as Agent

By:
Title:  Vice President


SUNTRUST BANK


By:
Title:  Vice President

                       AMENDMENTS TO CREDIT AGREEMENT

                                 EXHIBIT A

     The Credit Agreement is hereby amended as follows:


     I.   Background to Amendment
          -----------------------

     The Borrower, the Guarantors, the Banks and the Agent desire to amend the Credit Agreement to increase the amount of the letter of credit subfacility under the revolving credit facility, modify certain principal "step-down" provisions with respect to the revolving credit facility limits, modify certain financial covenants and modify the pricing grid applicable to the Loans.

     II.  Credit Agreement Amendments
          ---------------------------

          a)   The definition of "Applicable Margin" set forth in
Section 1.1 is deleted and restated in its entirety as follows:

          "Applicable Margin shall mean with reference to Loans to which the Base Rate Option or the Euro-Rate Option applies, an amount in excess of the Base Rate or Euro-Rate, as appropriate, calculated in respect of the most-recently reported Leverage Ratio commencing with the fiscal quarter ending December 31, 2001 according to the table set forth below. Applicable Margin shall change five (5) days after internally-prepared financial statements for the period ending December 31, 2001 are delivered and, thereafter, Applicable Margin shall change five (5) days after the day financial statements are due to be delivered pursuant to Sections 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements] and if information necessary to make such determination is not timely delivered pursuant to such sections, Applicable Margin shall be at "Level VII" in the following table until such information is delivered.













                             APPLICABLE MARGIN


Level Leverage   Applicable  Applicable  Commitment   Applicable
Applicable
       Ratio     Margin for  Margin for     Fee       Margin for Margin
for
                 Euro-Rate   Base Rate  Applicable    Euro-Rate  Base
Rate
                 Loans (%)   Loans (%)   Margin (%)   Loans %    Loans %
                (Revolver)  (Revolver)                (TERM)     (TERM)


I    less than
     1.25 - to
     1.0           1.50         .25        .25         1.75       .5

II   Greater than
     or equal to
     -1.25-to
     -1.0 but less
     than
     1.5-to-1.0    1.75         .50        .30         2.0       .75

III  Greater than
     or equal to
     1.50-to
     -1.0 but less
     than
     2.0-to-1.0    2.00         .75        .35         2.25      1.0

IV   Greater than
     or equal to
     2.0-to-1.0
     but less
     than 2.5
     to 1.0        2.25         1.0        .40         2.50      1.25

V    Greater than
     or equal to
     2.5-to-1.0
     but less
     than
     2.75-to-1.0   2.75        1.50        .50         3.0       1.75

VI   Greater than
     or equal to
     2.75-to-1.0
     but less
     than
     3.0-to-1.0    3.0         1.75        .50         3.25      2.0


VII  Greater than
     or equal to
     3.0-to-1.0   3.25         2.0         .50         3.5       2.25



     For periods prior to the date in respect of which the Applicable Margin is first calculated according to the table set forth above, the Applicable Margin shall be at "Level
     II" shown on the chart above."

          b) The definition of "Cash Flow from Operations" set forth in Section 1.1 is deleted and restated in its entirety as follows:

          "Cash Flow from Operations for any period of determination shall mean (i) EBITDA minus Capital Expenditures funded by the Borrower with cash or through other sources not constituting proceeds of Indebtedness permitted under Section 8.2.1 hereof having a final maturity in excess of twelve (12) months (excluding any Loans, which shall not constitute Indebtedness for purposes of this definition only), cash taxes and distributions for the previous four (4) quarters."

         c) Section 2.8.1 is deleted and restated in its entirety as follows:


       "2.8.1    Issuance of Letters of Credit.
                 -----------------------------

          Borrower may request the issuance of letters of credit (each a "Letter of Credit") on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least three
     (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Except for the Second Norment Letter of Credit (as defined in Subsection 2.8.10, below), each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.8, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of thirty-six (36) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and further provided that in no event shall (i) the Letter of Credit Outstanding exceed, at any one time, $7,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. The Existing Letters of Credit will be cancelled on the Closing Date or replaced by Letters of Credit. The Existing Letters of Credit are not "Letters of Credit" hereunder, but the Second Norment Letter of Credit constitutes a "Letter of Credit" hereunder (subject to the provisions of Subsection 2.8.10)."

          d) Section 8.2.16 is deleted and restated in its entirety as follows:

     "8.2.16   Minimum Fixed Charge Coverage Ratio.
               -----------------------------------

     The Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter for the preceding four
(4) fiscal quarters then ended, to be less than the following:


              Fiscal Quarter Ending                        Ratio
              ---------------------                        -----

              December 31, 2001 through               1.20 to 1.0
              and including June 30, 2003

              September 30, 2003 and each             1.50 to 1.0
              quarter thereafter"

         e) Section 8.2.17 is deleted and restated in its entirety as follows:

    "8.2.17  Maximum Leverage Ratio.
             ----------------------

     The Loan Parties shall not at any time permit the Leverage Ratio to exceed the ratio set forth below during any fiscal quarter during the periods specified below:











                        Period Ending               Ratio
                        -------------               -----

                      December 31, 2001,
                      March 31, 2002,
                      June 30, 2002,
                      September 30, 2002        2.50 to 1.0

                      December 31, 2002         2.25 to 1.0

                      March 31, 2003            3.15 to 1.0

                      June 30, 2003             2.75 to 1.0

                      September 30, 2003        2.50 to 1.0

                      December 31, 2003 and
                      each quarter thereafter"  2.25 to 1.0

          f) Part 1 of Schedule 1.1(B) is deleted in its entirety and Restated as follows:

Part 1 - Commitments of Banks and Addresses for Notices to Banks
----------------------------------------------------------------


Bank
----

Name:  PNC Bank, National Association
Address: 4242 Carlisle Pike
Camp Hill, PA  17011
Attention: Thomas J. Fowlston
Telephone         (717) 730-2404
Telecopy:         (717) 730-2387

















                  Amount of     Amount of    Amount of
                  Commitment    Commitment   Commitment
                for Revolving   for Term     for Swing    Total
Ratable
                Credit Loans      Loans       Loans*    Commitment Share
                ------------      -----       -----     ---------- -----



               -$18,000,000   $3,000,000  $2,000,000  $21,000,000   60%
                to April 1
                2003
               -$16,800,000
                from April 1,
                2003 to May
                1, 2004

               -$15,600,000
                from May 1,
                2004 through
                the Expiration
                Date




Bank
----

Name: SunTrust Bank
Address: SunTrust Bank 919
East Main Street
Mail Code HDQ 1022
Richmond, VA  23219
Attention: Stephen B. Derby
Telephone:  (804) 782-7348
Telefax:  (804) 782-5413













                  Amount of     Amount of    Amount of
                  Commitment    Commitment   Commitment
                for Revolving   for Term     for Swing    Total
Ratable
                Credit Loans      Loans       Loans*    Commitment
Share
                ------------      -----       -----     ----------
-----

              -$12,000,000    $2,000,000               $14,000,000    40%
               to April 1
               2003
              -$11,200,000
               from April 1,
               2003 to May
               1, 2004
              -$10,400,000
               from May 1,
               2004 through
               the Expiration
               Date


   Total      $30,000,000    $5,000,000      $N/A     $ 35,000,000   100%


* The Swing Line is shown as a part of the Revolving Credit Commitment of PNC Bank and is not separately combined in calculating total Commitments in the table.

STATE OF ____________________           )
                                        ) SS:
COUNTY OF                               )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared ______________________________________, who acknowledged himself/herself to
be the ____________________________ of COMPUDYNE CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public
My commission expires:


STATE OF ____________________           )
                                        ) SS:
COUNTY OF                               )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared
______________________________________, who acknowledged himself/herself to
be the ____________________________ of CORRLOGIC, INC. and that he/she, as
such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public
My commission expires:


STATE OF ____________________           )
                                        ) SS:
COUNTY OF                               )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared _____________________________________, who acknowledged himself/herself to
be the ____________________________ of FIBER SENSYS, INC. and that he/she,
as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public
My commission expires:



STATE OF ____________________           )
                                        ) SS:
COUNTY OF                               )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared
_____________________________________, who acknowledged himself/herself to
be the ____________________________ of NEW TIBURON, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public
My commission expires:

STATE OF ____________________           )
                                        ) SS:
COUNTY OF                               )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared _______________________________, who acknowledged himself/ herself to be the ____________________________ of
NORMENT SECURITY GROUP, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public
My commission expires:


STATE OF ____________________           )
                                        ) SS:
COUNTY OF                               )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared ______________________________________, who acknowledged himself/herself to
be the ____________________________ of NORSHIELD CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public
My commission expires:

STATE OF ____________________           )
                                        ) SS:
COUNTY OF                               )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared _______________________________________, who acknowledged
himself/herself to be the ____________________________ of QUANTA SYSTEMS CORPORATION and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public

My commission expires:


STATE OF ____________________           )
                                        ) SS:
COUNTY OF                               )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared ______________________________________, who acknowledged himself/herself to
be the ____________________________ of SYSCO SECURITY SYSTEMS, INC. and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of the corporation as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public
My commission expires:

COMMONWEALTH OF PENNSYLVANIA       )
                                   ) SS:
COUNTY OF                          )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared Thomas J. Fowlston, who acknowledged himself to be the Vice President of PNC BANK, NATIONAL ASSOCIATION and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public
My commission expires:

STATE OF ____________________           )
                                        ) SS:
COUNTY OF                               )

On this, the _____ day of March, 2003, before me, a Notary Public, the undersigned officer, personally appeared ___________________, who acknowledged himself to be the Vice President of SUNTRUST BANK, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said bank as such officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                              Notary Public
My commission expires: